Exhibit 99.1

Exelis reports second-quarter 2014 financial results

  $1.2 billion in funded orders in the quarter and funded backlog increase of 17 percent over the second quarter of 2013
  C4ISR segment operating income up 50 percent from the second quarter of 2013; up 60 percent excluding spin-off-related items
  Mission Systems spin-off progressing toward completion in late summer/early fall 2014

MCLEAN, Va.--(BUSINESS WIRE)--August 1, 2014--Exelis (NYSE: XLS) reported financial results for the second quarter of 2014. Second-quarter revenue was $1.1 billion, an 11 percent decrease from the second quarter of 2013, and second-quarter earnings were $61 million, or $0.32 per share, a 22 percent decrease from the second quarter of 2013. Adjusted earnings, which exclude costs related to the pending spin-off of the current Exelis Mission Systems business into an independent company that will be known as Vectrus, were $0.34 per share, a 17 percent decrease from the same period in 2013. Exelis generated $174 million in free cash flow during the quarter and returned $49 million to shareholders via dividends and share buybacks.

The company secured $1.2 billion in funded orders during the second quarter of 2014, including significant new business in several of its strategic growth platforms, along with orders from a variety of international customers. Key contract announcements in the quarter included:

  A contract awarded by NASA worth up to $208 million to build a satellite payload that will improve scientific understanding of climate change
  Securing positions on the EAGLE and OASIS IDIQ contract vehicles
  A $25 million contract to deliver five additional infrared sensing systems for use on the Gorgon Stare program
  Contract awards from NATO, the U.S. Army and General Dynamics – U.K. for communication equipment and support
  A multimillion dollar contract award from Airbus to supply composite floor beam struts for the A380 aircraft

“New business, which included contracts in several of our strategic growth platforms, remained strong in the second quarter and we continue to work toward the spin-off of Mission Systems, which we expect to complete later this summer or early fall,” said Exelis CEO and President David F. Melcher. "While encouraged by our business performance, we continue to see significant contraction in our Afghanistan programs, and as a result, we are adjusting our full-year expectations to account for this trend."

Segment Results

C4ISR Electronics and Systems

C4ISR Electronics and Systems second-quarter 2014 revenue was $523 million, up one percent from the same period in 2013 due to sales of airborne electronic warfare equipment and counter-IED jammer products, partially offset by volume declines in domestic tactical radios. Segment adjusted operating income for the quarter was $64 million, an increase of 60 percent from the second quarter of 2013, due to improved revenue mix and lower restructuring and pension expenses.

Information and Technical Services

Information and Technical Services second-quarter 2014 revenue was $594 million, a decrease of 19 percent from the same period in 2013, driven by lower customer activity on U.S. government contracts in Afghanistan, partially offset by an increase in professional and engineering services programs. Second-quarter adjusted operating income for the segment was $47 million, down 46 percent from the same period in 2013, primarily due to favorable contract modifications in 2013.

Mission Systems Spin-off

The company continues to progress through regulatory and legal requirements for the scheduled spin-off of its current Mission Systems business into an independent, publicly traded company that will be known as Vectrus. The most current public information on the Mission Systems spin-off can be found at www.exelisinc.com/transformation.

2014 Guidance

Sales	≈$4.45 billion
Adjusted Operating Margin	≈10.5%
Adjusted Earnings Per Share	$1.44 - $1.50
Free Cash Flow	≈$200 million

Exelis is adjusting its 2014 financial guidance due to further contraction in Afghanistan programs. Financial guidance includes approximately $15 million of projected restructuring expense and excludes approximately $25 million of expenses related to the planned spin-off of Mission Systems. The company notes that forward-looking statements of future performance made in this release are based upon current expectations and are subject to factors that could cause actual results to differ materially from those suggested here, including those factors set forth in the Safe Harbor Statement below.

Investor Call Today

Exelis senior management will host a conference call for investors today at 10 a.m. Eastern Daylight Time to review second-quarter 2014 results and guidance, and answer questions. The briefing can be monitored live via webcast at the following address on the company's website: http://investors.exelisinc.com.

About Exelis

Exelis is a diversified, top-tier global aerospace, defense, information and services company that leverages a 50-year legacy of deep customer knowledge and technical expertise to deliver affordable, mission-critical solutions for global customers. We are a leader in positioning and navigation, sensors, air traffic management solutions, image processing and distribution, communications and information systems; and focused on strategic growth in the areas of critical networks, ISR and analytics, electronic warfare and composite aerostructures. Headquartered in McLean, Va., Exelis employs about 17,000 people and generated 2013 sales of $4.8 billion. For more information, visit our website at www.exelisinc.com or connect with us on Facebook, Twitter and YouTube.

Safe Harbor Statement

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 (the “Act”): Some of the information included herein includes forward-looking statements intended to qualify for the safe harbor from liability established by the Act. Whenever used, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “may,” “could,” “outlook” and other terms of similar meaning are intended to identify such forward-looking statements. Forward-looking statements are uncertain and to some extent unpredictable, and involve known and unknown risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed in, or implied from, such forward-looking statements. The company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the company’s historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to:

  The timing and completion of the tax-free spin-off described in this document;
  Our dependence on the defense industry and the business risks peculiar to that industry, including changing priorities or reductions in the U.S. government or international defense budgets;
  Government regulations and compliance therewith, including changes to the Department of Defense procurement process;
  Our international operations, including sales to foreign customers;
  Competition, industry capacity and production rates;
  Misconduct of our employees, subcontractors, agents and business partners;
  The level of returns on postretirement benefit plan assets and potential employee benefit plan contributions and other employment and pension matters;
  Changes in interest rates and other factors that affect earnings and cash flows;
  The mix of our contracts and programs, our performance, and our ability to control costs;
  Governmental investigations;
  Our level of indebtedness and our ability to make payments on or service our indebtedness;
  Subcontractor performance;
  Economic and capital markets conditions;
  The availability and pricing of raw materials and components;
  Ability to retain and recruit qualified personnel;
  Protection of intellectual property rights;
  Changes in technology;
  Contingencies related to actual or alleged environmental contamination, claims and concerns;
  Security breaches and other disruptions to our information technology and operations;
  Our ability to execute our internal performance plans including restructuring, productivity improvements and cost reduction initiatives;
  Unanticipated changes in our tax provisions or exposure to additional income tax liabilities; and
  Ability to execute our internal performance plans, including restructuring, productivity and cost-reduction initiatives.

The forward-looking statements in this release are made as of the date hereof and the company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the company’s historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, those described in the Exelis Inc. Form 10-K for the fiscal year ended December 31, 2013, and those described from time to time in our future reports filed with the Securities and Exchange Commission.

EXELIS INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Product revenue	$523	$518	$1,003	$1,017
Service revenue	594	733	1,159	1,419
Total revenue	1,117	1,251	2,162	2,436
Costs of product revenue	378	380	732	737
Costs of service revenue	505	594	979	1,171
Selling, general and administrative expenses	114	122	227	237
Research and development expenses	15	15	25	28
Restructuring and asset impairment charges	2	13	7	62
Operating income	103	127	192	201
Interest expense, net	9	10	18	18
Other (income) expense, net	(2)	(3)	(4)	(1)
Income from continuing operations before income tax expense	96	120	178	184
Income tax expense	35	42	65	62
Net income	$61	$78	$113	$122
Earnings Per Share
Basic
Net income	$0.32	$0.41	$0.60	$0.65
Diluted
Net income	$0.32	$0.41	$0.58	$0.64
Weighted average common shares outstanding – basic	189.0	188.2	189.3	188.2
Weighted average common shares outstanding – diluted	193.6	190.5	194.2	190.2
Cash dividends declared per common share	$0.10	$0.10	$0.21	$0.21

EXELIS INC.
CONSOLIDATED BALANCE SHEETS
(unaudited)

(IN MILLIONS)	June 30,	December 31,
	2014	2013
Assets
Current assets
Cash and cash equivalents	$394	$469
Receivables, net	964	939
Inventories, net	259	246
Deferred tax asset	18	16
Other current assets	50	70
Total current assets	1,685	1,740
Plant, property and equipment, net	460	498
Goodwill	2,190	2,184
Other intangible assets, net	157	167
Deferred tax asset	183	216
Other non-current assets	93	79
Total non-current assets	3,083	3,144
Total assets	$4,768	$4,884
Liabilities and Shareholders' Equity
Current liabilities
Accounts payable	$348	$367
Advance payments and billings in excess of costs	272	301
Compensation and other employee benefits	196	216
Other accrued liabilities	143	160
Total current liabilities	959	1,044
Defined benefit plans	1,312	1,407
Long-term debt	649	649
Deferred tax liability	3	2
Other non-current liabilities	113	130
Total non-current liabilities	2,077	2,188
Total liabilities	3,036	3,232
Commitments and contingencies
Shareholders' equity
Common stock	2	2
Additional paid-in capital	2,651	2,623
Treasury stock	(69)	(16)
Retained earnings	548	475
Accumulated other comprehensive loss	(1,400)	(1,432)
Total shareholders' equity	1,732	1,652
Total liabilities and shareholders' equity	$4,768	$4,884

EXELIS INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited)

(IN MILLIONS)	Six Months Ended June 30,
	2014	2013
Operating activities
Net income	$113	$122
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	55	56
Stock-based compensation	14	16
Restructuring and asset impairment charges	7	62
Payments for restructuring	(18)	(23)
Defined benefit plans expense	34	48
Defined benefit plans payments	(84)	(75)
Change in assets and liabilities
Change in receivables	(25)	(45)
Change in inventories	(13)	(13)
Change in other assets	18	(3)
Change in accounts payable	(19)	(76)
Change in advance payments and billings in excess of costs	(29)	6
Change in deferred taxes	14	7
Change in other liabilities	(43)	(39)
Other, net	(2)	1
Net cash provided by operating activities	22	44
Investing activities
Capital expenditures	(18)	(36)
Proceeds from the sale of assets	3	9
Acquisitions, net of cash acquired	(6)	(16)
Other, net	―	(1)
Net cash used in investing activities	(21)	(44)
Financing activities
Dividends paid	(40)	(19)
Common stock repurchased	(53)	(5)
Proceeds from exercise of stock options	15	3
Other, net	(2)	(3)
Net cash used in financing activities	(80)	(24)
Exchange rate effects on cash and cash equivalents	4	(9)
Net change in cash and cash equivalents	(75)	(33)
Cash and cash equivalents – beginning of year	469	292
Cash and cash equivalents – end of period	$394	$259

Key Performance Indicators and Non-GAAP Financial Measures

Management reviews key performance indicators including revenue, segment operating income and margins, orders growth, and backlog, among other metrics on a regular basis. In addition, we consider certain additional measures to be useful to management and investors evaluating our operating performance for the periods presented, and provide a tool for evaluating our ongoing operations, liquidity and management of assets. This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives, including, but not limited to, acquisitions and debt repayment. These metrics, however, are not measures of financial performance under accounting principles generally accepted in the United States of America (GAAP) and should not be considered a substitute for revenue, operating income, income from continuing operations, or net cash from continuing operations as determined in accordance with GAAP. We consider the following non-GAAP measures, which may not be comparable to similarly titled measures reported by other companies, to be key performance indicators:

“Adjusted net income” defined as net income, adjusted to exclude items that include, but are not limited to, significant charges or credits that impact current results, but are not related to our ongoing operations, unusual and infrequent non-operating items and non-operating tax settlements or adjustments. A reconciliation of adjusted net income is provided below.

“Segment adjusted operating income” defined as operating income of our two segments, adjusted to exclude items that include, but are not limited to, significant charges or credits that impact current results, but are not related to our ongoing operations, unusual and infrequent non-operating items and non-operating tax settlements or adjustments. A reconciliation of segment operating income is provided below.

“Segment adjusted operating margin” defined as segment adjusted operating income as defined above, divided by revenue. A reconciliation of segment operating margin is provided below.

“Free cash flow” defined as GAAP cash provided by operating activities, less capital expenditures plus separation costs related to the spin-off of Mission Systems. This metric does not include dividend payments.

Exelis Inc.
Non-GAAP Financial Measures - Adjusted Net Income & Adjusted EPS

	Three Months Ended		Six Months Ended
	June 30,		June 30,
($ million, except per share)	2014	2013	2014	2013
Net Income	61	78	113	122

Separation Costs for the Mission Systems Spin-off, net of tax	5	-	10	-
Adjusted Net Income	66	78	123	122

Net Income per fully diluted share	$0.32	$0.41	$0.58	$0.64
Adjusted Net Income per fully diluted share	$0.34	$0.41	$0.63	$0.64

Weighted Average Shares Outstanding, Diluted	193.6	190.5	194.2	190.2

Exelis Inc.
Non-GAAP Financial Measures - Adjusted Segment Operating Income & Operating Margin

	Three Months Ended		Six Months Ended
	June 30,		June 30,
($ million)	2014	2013	2014	2013
Sales	1,117	1,251	2,162	2,436
C4ISR	523	518	1,003	1,017
I&TS	594	733	1,159	1,419

Segment Operating Income, As Reported	103	127	192	201
C4ISR	60	40	103	59
I&TS	43	87	89	142

Separation Costs for the Mission Systems Spin-off, pre tax	8	-	15	-
C4ISR	4	-	8	-
I&TS	4	-	7	-

Segment Operating Income, Adjusted	111	127	207	201
C4ISR	64	40	111	59
I&TS	47	87	96	142

Segment Operating Margin, As Reported
C4ISR	11.5%	7.7%	10.3%	5.8%
I&TS	7.2%	11.9%	7.7%	10.0%

Segment Operating Margin, Adjusted
C4ISR	12.2%	7.7%	11.1%	5.8%
I&TS	7.9%	11.9%	8.3%	10.0%

Operating Margin, As Reported	9.2%	10.2%	8.9%	8.3%
Operating Margin, Adjusted	9.9%	10.2%	9.6%	8.3%

Exelis Inc.
Free Cash Flow Year-to-Date

	Six Months Ending	Six Months Ending
	June 30,	June 30,
($ million)	2014	2013
Cash Flow From Operating Activities	22	44

Subtract:
Capital Expenditures	(18)	(36)
Free Cash Flow	4	8

Add:
Separation Costs for the Mission Systems Spin-off, net of tax	10	-
Free Cash Flow, as Adjusted	14	8

Exelis Inc.
Free Cash Flow Quarter-to-Date

	Three Months Ending	Six Months Ending	Three Months Ending
	June 30,	June 30,	March 31,
($ million)	2014	2014	2014
Cash Flow From Operating Activities	180	22	(158)

Subtract:
Capital Expenditures	(11)	(18)	(7)
Free Cash Flow	169	4	(165)

Add:
Separation Costs for the Mission Systems Spin-off, net of tax	5	10	5
Free Cash Flow, as Adjusted	174	14	(160)

CONTACT:
Exelis
Investors
Katy Herr, 703-790-6376
Katy.Herr@exelisinc.com
or
Media
B.J. Talley, 703-790-6349
William.Talley@exelisinc.com